Exhibit 99.1

WM Completes Acquisition of Stericycle

WM’s Acquisition Expands its Comprehensive Environmental Solutions into the Growing Healthcare Market While Advancing the Company’s Sustainability Commitments

HOUSTON– November 4, 2024 – WM (NYSE: WM) today announced it completed its acquisition of Stericycle, Inc. (NASDAQ: SRCL). The previously announced purchase price of $62.00 per share in cash represents a total enterprise value of approximately $7.2 billion. Beginning on November 4, 2024, Stericycle stock will no longer be traded on the NASDAQ.

“I am pleased to welcome the talented Stericycle team to WM,” said Jim Fish, president and chief executive officer, WM. “The completion of this acquisition advances our growth strategy, builds on our sustainability initiatives, and aligns with our long-term financial goals. This acquisition provides a complementary business platform in medical waste, a sector with attractive near- and long-term growth dynamics, and in secure information destruction services to further our leading suite of comprehensive waste and environmental solutions. Importantly, with its strong long-term business profile and our ability to enhance the projected financial outlook of the business through customer-centric growth and projected run-rate cost synergies exceeding $125 million, this acquisition positions us well to strengthen our operating EBITDA and cash flows. This achievement would not be possible without the dedication of our integration teams, which have been led by Rafa Carrasco, who will also lead our new WM Healthcare Solutions division comprised of the regulated medical waste and secure information destruction businesses.”

As part of WM, the regulated medical waste and secure information destruction businesses will benefit from a range of synergies, including leveraging WM’s expertise in logistics, technology-enabled cost optimization, and its leading waste disposal network, among others.

“With today’s announcement, WM is well-positioned to win in the growing medical waste industry and deliver tailored and effective solutions in secure information destruction that further our sustainability leadership,” said Rafa Carrasco, senior vice president, enterprise strategy, WM, and president, WM Healthcare Solutions division. “We look forward to delivering on the compelling strategic and financial benefits of the combined business while protecting the health, safety and well-being of the communities we serve.”

FOR MORE INFORMATION

Website

www.wm.com

Analysts

Ed Egl

713.265.1656

eegl@wm.com

Media

Toni Werner

media@wm.com

about WM

WM (WM.com) is North America's leading provider of comprehensive environmental solutions. Previously known as Waste Management and based in Houston, Texas, WM is driven by commitments to put people first and achieve success with integrity. The company, through its subsidiaries, provides collection, recycling and disposal services to millions of residential, commercial, industrial, medical and municipal customers throughout the U.S. and Canada. With innovative infrastructure and capabilities in recycling, organics and renewable energy, WM provides environmental solutions to and collaborates with its customers in helping them achieve their sustainability goals. WM has the largest disposal network and collection fleet in North America, is the largest recycler of post-consumer materials and is a leader in beneficial use of landfill gas, with a growing network of renewable natural gas plants and the most landfill gas-to-electricity plants in North America. WM's fleet includes more than 12,000 natural gas trucks – the largest heavy-duty natural gas truck fleet of its kind in North America. To learn more about WM and the company's sustainability progress and solutions, visit Sustainability.WM.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

WM, from time to time, provides estimates or projections of financial and other data, comments on expectations relating to future periods and makes statements of opinion, view or belief about current and future events, circumstances or performance. This press release contains a number of such forward-looking statements, including all statements regarding results and benefits from the Stericycle acquisition; the amount, timing and ability to achieve estimated cost synergies; impact on operating EBITDA and cash flows; growth dynamics; long-term financial goals; and any other statements regarding future performance or financial results of our business. You should view these statements with caution. They are based on the facts and circumstances known to WM as of the date the statements are made. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to failure to implement our optimization, automation, growth, and cost savings initiatives and overall business strategy; failure to obtain the results anticipated from strategic initiatives, investments, acquisitions, or new lines of business; failure to identify acquisition targets, consummate and integrate acquisitions, including our ability to integrate the acquisition of Stericycle and achieve the anticipated benefits therefrom, including cost synergies; legal, regulatory and other matters that may affect the costs and timing of our ability to integrate and deliver all of the expected benefits of the Stericycle acquisition; existing or new environmental and other regulations, including developments related to emerging contaminants, gas emissions, renewable energy, extended producer responsibility and our natural gas fleet; significant environmental, safety or other incidents resulting in liabilities or brand damage; failure to obtain and maintain necessary permits due to land scarcity, public opposition or otherwise; diminishing landfill capacity, resulting in increased costs and the need for disposal alternatives; failure to attract, hire and retain key team members and a high quality workforce; increases in labor costs due to union organizing activities or changes in wage- and labor-related regulations; disruption and costs resulting from severe weather and destructive climate events; failure to achieve our sustainability goals or execute on our sustainability-related strategy and initiatives, including within planned timelines or anticipated budgets due to disruptions, delays, cost increases or changes in environmental or tax regulations and incentives; focus on, and regulation of, environmental and sustainability-related disclosures, which could lead to increased costs, risk of non-compliance, brand damage and litigation risk related to our sustainability efforts; macroeconomic conditions, geopolitical conflict and large-scale market disruption resulting in labor, supply chain and transportation constraints, inflationary cost pressures and fluctuations in commodity prices, fuel and other energy costs; increased competition; pricing actions; impacts from international trade restrictions; competitive disposal alternatives, diversion of waste from landfills and declining waste volumes; weakness in general economic conditions and capital markets, including potential for an economic recession; instability of financial institutions; adoption of new tax legislation; fuel shortages; failure to develop and protect new technology; failure of technology to perform as expected; failure to prevent, detect and manage cybersecurity incidents or comply with privacy regulations; inability to adapt and manage the benefits and risks of artificial intelligence; negative outcomes of litigation or governmental proceedings, including those acquired through transactions, including the Stericycle acquisition; and operation or management decisions or developments that result in impairment charges. Please also see WM’s filings with the SEC, including Part I, Item 1A of the most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q, for additional information regarding these and other risks and uncertainties applicable to its business. WM assumes no obligation to update any forward-looking statement, including financial estimates and forecasts, whether as a result of future events, circumstances or developments or otherwise.

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